Exhibit (h)(28)

Schedule VII.A

As of October 15, 2018, this Schedule VII.A forms a part of Annex VII to the Master Repurchase Agreement dated as of January 1, 2008, as amended (the “Agreement”), between State Street Bank and Trust Company and each investment company identified on Schedule VII.A to the Agreement (as such schedule may be amended from time to time), acting on behalf of its respective series or portfolios, or in the case of those investment companies for which no separate series or portfolios are identified on such Schedule VII.A, acting for and on behalf of itself. Capitalized terms used but not defined in this Schedule VII.A shall have the meaning ascribed to them in Annex VII.

This Schedule VII.A is effective as of October 15, 2018 and shall supersede any previous version of Schedule VII.A executed by the parties hereto in relation to the Agreement and shall form part of Annex VII to the Agreement as a new Schedule VII.A.

The Agreement was entered into by or on behalf of the following Funds, and unless otherwise indicated by the appropriate Fund in connection with a Transaction, State Street Bank and Trust Company is designated to receive transfers of Purchased Securities on behalf of such Funds for credit to the appropriate Fund’s custodial account. The deposit account(s) associated with such Funds for purposes of transferring or receiving cash in connection with Transactions under the Agreement are identified below:

Name of Fund	Entity Type	Jurisdiction of Organization	Deposit Account Number
MassMutual Select Funds
MassMutual RetireSMARTSM by JPMorgan 2010 Fund	Series of a MA business trust	MA	00347344, ITG8
MassMutual RetireSMARTSM by JPMorgan 2015 Fund	Series of a MA business trust	MA	00581660, IYFD
MassMutual RetireSMARTSM by JPMorgan 2020 Fund	Series of a MA business trust	MA	00347351, ITG9
MassMutual RetireSMARTSM by JPMorgan 2025 Fund	Series of a MA business trust	MA	00581678, IYFE
MassMutual RetireSMARTSM by JPMorgan 2030 Fund	Series of a MA business trust	MA	00347369, ITHA
MassMutual RetireSMARTSM by JPMorgan 2035 Fund	Series of a MA business trust	MA	00581686, IYFG
MassMutual RetireSMARTSM by JPMorgan 2040 Fund	Series of a MA business trust	MA	00347377, ITHB
MassMutual RetireSMARTSM by JPMorgan 2045 Fund	Series of a MA business trust	MA	00581694, IYFH
MassMutual RetireSMARTSM by JPMorgan 2050 Fund	Series of a MA business trust	MA	00396010, IZDX
MassMutual RetireSMARTSM by JPMorgan 2055 Fund	Series of a MA business trust	MA	10315919, IYF0
MassMutual RetireSMARTSM by JPMorgan 2060 Fund	Series of a MA business trust	MA	10685451, IYF5
MassMutual RetireSMARTSM Conservative Fund	Series of a MA business trust	MA	10090652, ITKA
MassMutual RetireSMARTSM Growth Fund	Series of a MA business trust	MA	10090686, ITKE
MassMutual RetireSMARTSM by JPMorgan In Retirement Fund	Series of a MA business trust	MA	00347385, ITHD
MassMutual RetireSMARTSM Moderate Fund	Series of a MA business trust	MA	10090660, ITKB
MassMutual RetireSMARTSM Moderate Growth Fund	Series of a MA business trust	MA	10090678, ITKD
MassMutual Select BlackRock Global Allocation Fund	Series of a MA business trust	MA	10797587, ITJZ
MassMutual Select Blue Chip Growth Fund	Series of a MA business trust	MA	10543601, ITOC
		MA	10543619, ITOV
		MA	00347674, ITI0
MassMutual Select Diversified Value Fund	Series of a MA business trust	MA	00559294, IYFC
		MA	10526424, IYF3
		MA	00347278, ITG2
		MA	00559302, IYFA

MassMutual Select Equity Opportunities Fund	Series of a MA business trust	MA	00347567, ITIC
		MA	00347583, ITJU
		MA MA MA	00347575, ITHS 10853141, ITSU 10853133, ITSV
MassMutual Select Fundamental Growth Fund	Series of a MA business trust	MA	00347542, ITHQ
MassMutual Select Fundamental Value Fund	Series of a MA business trust	MA	00347682, ITI1
		MA	10914026, IYG7
MassMutual Select Growth Opportunities Fund	Series of a MA business trust	MA	00347518, ITLC
		MA	10008829, IYFP
		MA	00347534, ITHP
		MA	00347526, ITHO
MassMutual Select Large Cap Value Fund	Series of a MA business trust	MA	10230001, IBIK
		MA	00347500, ITHN
		MA	10229995, ITH0
		MA	10229987, ITH2
MassMutual Select Mid Cap Growth Fund	Series of a MA business trust	MA	00347591, ITIK
		MA	00347617, ITHV
		MA	10005858, IYFO
		MA	00347609, ITHU
MassMutual Select Mid-Cap Value Fund	Series of a MA business trust	MA	00144733, IBYK
		MA	00347732, ITI6
		MA	00144741, IBY8
		MA	00144758, IBY9
MassMutual Select Overseas Fund	Series of a MA business trust	MA	00347641, ITLK
		MA	00347658, ITHY
		MA	00347666, ITHZ
		MA	00475111, ITJW
		MA	00475103, ITJX
MassMutual Select Small Cap Growth Equity Fund	Series of a MA business trust	MA	00347302, ITGK
		MA	00347328, ITG6
		MA	00347336, ITG7
		MA	00347310, ITG5
		MA	10232098, ITH3
		MA	10229979, IYFY
MassMutual Select Small Cap Value Equity Fund	Series of a MA business trust	MA	00534206, IBIC
		MA	00534214, TIM8
		MA	00534222, TIM9
		MA	10035772, IYFQ
		MA	00347443, ITJS
		MA	00347450, ITHI
MassMutual Select Small Company Value Fund	Series of a MA business trust	MA	00347393, ITKC
		MA	00347401, ITHE
		MA	00347419, ITHF
		MA	00347427, ITHG

MassMutual Select Strategic Bond Fund	Series of a MA business trust	MA	00347492, ITHM
MassMutual Select Total Return Bond Fund	Series of a MA business trust	MA	00596262, IYFB
MM MSCI EAFE® International Index Fund	Series of a MA business trust	MA	10203222, IYFX
MM Russell 2000® Small Cap Index Fund	Series of a MA business trust	MA	10203214, IYFW
MM S&P 500® Index Fund	Series of a MA business trust	MA	00347625, ITHW
MM S&P® Mid Cap Index Fund	Series of a MA business trust	MA	10203206, IYFV

MM Select Equity Asset Fund	Series of a MA business trust	MA MA MA MA MA MA MA MA MA MA	10789253, IYBC 10789337, IYBA 10789345, IYBD 10789329, IYBE 10789352, IYBF 10789261, IYBG 10789295, IYBH 10789279, IYBI 10789287, IYBJ 10821320, IYBS
MassMutual Select T. Rowe Price Retirement Balanced Fund	Series of a MA business trust	MA	11415239,IZ4P
MassMutual Select T. Rowe Price Retirement 2005 Fund	Series of a MA business trust	MA	11415197, IZ4A
MassMutual Select T. Rowe Price Retirement 2010 Fund	Series of a MA business trust	MA	11415189, IZ4B
MassMutual Select T. Rowe Price Retirement 2015 Fund	Series of a MA business trust	MA	11415171, IZ4D
MassMutual Select T. Rowe Price Retirement 2020 Fund	Series of a MA business trust	MA	11415163, IZ4E
MassMutual Select T. Rowe Price Retirement 2025 Fund	Series of a MA business trust	MA	11415155, IZ4G
MassMutual Select T. Rowe Price Retirement 2030 Fund	Series of a MA business trust	MA	11415148, IZ4H
MassMutual Select T. Rowe Price Retirement 2035 Fund	Series of a MA business trust	MA	11415205, IZ4I
MassMutual Select T. Rowe Price Retirement 2040 Fund	Series of a MA business trust	MA	11415130,IZ4J
MassMutual Select T. Rowe Price Retirement 2045 Fund	Series of a MA business trust	MA	11415213,IZ4L
MassMutual Select T. Rowe Price Retirement 2050 Fund	Series of a MA business trust	MA	11415122,IZ4M
MassMutual Select T. Rowe Price Retirement 2055 Fund	Series of a MA business trust	MA	11415221,IZ4N
MassMutual Select T. Rowe Price Retirement 2060 Fund	Series of a MA business trust	MA	11415114,IZ4O
MassMutual Select T. Rowe Price Bond Asset Fund	Series of a MA business trust	MA	11417201, ITYP
MassMutual Select T. Rowe Price Emerging Markets Bond Fund	Series of a MA business trust	MA	11417276, ITYO
MassMutual Select T. Rowe Price International Equity Fund	Series of a MA business trust	MA	11417268, ITYQ
MassMutual Select T. Rowe Price Large Cap Blend Fund	Series of a MA business trust	MA	11417227, ITYS
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	Series of a MA business trust	MA	11417235, ITYV
MassMutual Select T. Rowe Price Real Assets Fund	Series of a MA business trust	MA	11417219, ITYR
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund	Series of a MA business trust	MA	11417250, ITYU
MassMutual Select T. Rowe Price U. S. Treasury Long-Term Fund	Series of a MA business trust	MA	11417243, ITYW

MassMutual Premier Funds

MassMutual Premier Balanced Fund	Series of a MA business trust	MA	00347138, ITGC
		MA	00347161, ITGQ
		MA	00347146, ITGO
		MA	00347153, ITGP
MassMutual Premier Core Bond Fund	Series of a MA business trust	MA	00347112, ITGM
MassMutual Premier Disciplined Growth Fund	Series of a MA business trust	MA	00347062, ITJQ
MassMutual Premier Disciplined Value Fund	Series of a MA business trust	MA	00347070, ITGH
MassMutual Premier Diversified Bond Fund	Series of a MA business trust	MA	00347104, ITGL
MassMutual Premier Global Fund	Series of a MA business trust	MA	00347203, ITGV
MassMutual Premier High Yield Fund	Series of a MA business trust	MA	00347054, ITGF
MassMutual Premier Inflation-Protected and Income Fund	Series of a MA business trust	MA	00347195, ITGU
MassMutual Premier International Equity Fund	Series of a MA business trust	MA	00347179, ITGR
MassMutual Premier Main Street Fund	Series of a MA business trust	MA	00347211, ITGW
MassMutual Premier Short-Duration Bond Fund	Series of a MA business trust	MA	00347187, ITGS
MassMutual Premier Small Cap Opportunities Fund	Series of a MA business trust	MA	00347047, ITGE
MassMutual Premier Strategic Emerging Markets Fund	Series of a MA business trust	MA	00471813, ITJV

MassMutual Premier U.S. Government Money Market Fund	Series of a MA business trust	MA	00347120, ITGN

MML Series Investment Fund

MML Aggressive Allocation Fund	Series of a MA business trust	MA	00396176, IZDS
MML American Funds Core Allocation Fund	Series of a MA business trust	MA	00456319, TIM4
MML American Funds® Growth Fund	Series of a MA business trust	MA	00456293, TIM2
MML American Funds® International Fund	Series of a MA business trust	MA	00456301, TIM3
MML Balanced Allocation Fund	Series of a MA business trust	MA	00396143, IZDP
MML Blue Chip Growth Fund	Series of a MA business trust	MA	00347922, ITIO
MML Conservative Allocation Fund	Series of a MA business trust	MA	00396135, IZDO
MML Equity Income Fund	Series of a MA business trust	MA	00347880, ITIJ
MML Equity Index Fund	Series of a MA business trust	MA	00347781, ITI9
MML Focused Equity Fund	Series of a MA business trust	MA	10147353, IYFS
MML Foreign Fund	Series of a MA business trust	MA	00347948, ITIQ
MML Fundamental Growth Fund	Series of a MA business trust	MA	10149409, IYFU
MML Fundamental Value Fund	Series of a MA business trust	MA	10020907, IYFN
MML Global Fund	Series of a MA business trust	MA	00347955, ITJK

		MA	00347963, ITIR
		MA	00347971, ITIS
MML Growth & Income Fund	Series of a MA business trust	MA	00347872, ITJR
MML Growth Allocation Fund	Series of a MA business trust	MA	00396168, IZDR
MML Income & Growth Fund	Series of a MA business trust	MA	00347914, ITIN 10944320, IT0F
MML International Equity Fund	Series of a MA business trust	MA	10381119, ITKY
MML Large Cap Growth Fund	Series of a MA business trust	MA	00347864, ITIH

MML Managed Volatility Fund	Series of a MA business trust	MA	00347799, ITIA
MML Mid Cap Growth Fund	Series of a MA business trust	MA	00347997, ITMC
		MA	00348003, ITIV
		MA	00348011, ITIW
MML Mid Cap Value Fund	Series of a MA business trust	MA	00347906, ITIM
MML Moderate Allocation Fund	Series of a MA business trust	MA	00396150, IZDQ
MML Small Cap Growth Equity Fund	Series of a MA business trust	MA	00347823, ITJC
		MA	00347849, ITIF
		MA	00347856, ITIG
		MA	00347831, ITIE
MML Small Company Value Fund	Series of a MA business trust	MA	00002618, ITJY
MML Small/Mid Cap Value Fund	Series of a MA business trust	MA	00396036, IZDE
MML Total Return Bond Fund	Series of a MA business trust	MA	10017457, IYFI

MML Series Investment Fund II

MML Asset Momentum Fund	Series of a MA business trust	MA	10612166, ITLJ
MML Blend Fund	Series of a MA business trust	MA	00348037, 2BAC
		MA	00348045, ITJA
		MA	00348052, ITJB
		MA	00348060, ITJD
MML Dynamic Bond Fund	Series of a MA business trust	MA	10612158, ITLM
MML Equity Fund	Series of a MA business trust	MA	00348078, 2BAK
		MA	10526416, IYF4
		MA	00348102, ITJG
		MA	00348094, ITJF
MML Equity Rotation Fund	Series of a MA business trust	MA	10611937, ITLN
MML High Yield Fund	Series of a MA business trust	MA	00589416, IYFM
MML Inflation-Protected and Income Fund	Series of a MA business trust	MA	00348169, ITJL
MML Managed Bond Fund	Series of a MA business trust	MA	00348110, ITIY
MML Short-Duration Bond Fund	Series of a MA business trust	MA	00589408, IYFL
MML Small Cap Equity Fund	Series of a MA business trust	MA	00348136, ITJH
MML Special Situations Fund	Series of a MA business trust	MA	10611929, ITLO

MML Strategic Emerging Markets Fund	Series of a MA business trust	MA	00456277, TIM0
MML U.S. Government Money Market Fund	Series of a MA business trust	MA	00348128, ITIZ

State Street Bank and Trust Company	MassMutual Select Funds

By: /s/Harold O. Nichols	By: /s/Renee Hitchcock
Harold O. Nichols	Renee Hitchcock
Managing Director	CFO and Treasurer

MassMutual Premier Funds	MML Series Investment Fund

By: /s/Renee Hitchcock	By: /s/Renee Hitchcock
Renee Hitchcock	Renee Hitchcock
CFO and Treasurer	CFO and Treasurer

MML Series Investment Fund II

By: /s/Renee Hitchcock
Renee Hitchcock
CFO and Treasurer